Exhibit 10.33

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of February 6, 2007 (this “Amendment”), between WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, having an office at 301 South College Street, Charlotte, North Carolina 28288 (“Lender”) and GMH Communities, LP, a Delaware limited partnership, having an address at 10 Campus Boulevard, Newtown Square, PA 19073 (“Borrower”).

W I T N E S S E T H:

WHEREAS, Lender and Borrower entered into that certain Loan Agreement dated as of October 2, 2006 and amended on October 31, 2006 (as amended and in effect from time to time, the “Loan Agreement”) and

WHEREAS, Borrower has requested that the Lender amend certain provisions of the Loan Agreement, and subject to the terms and conditions hereof, Lender is willing to do so.

NOW THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.             Amendments.

a.             The definition of “Initial Maturity Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Initial Maturity Date” shall mean June 1, 2007.”

b.             The introductory paragraph of Section 2.2.1(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Extension of the Initial Maturity Date.  Borrower shall have the option to extend the term of the Loan beyond the Initial Maturity Date for either (x) a term of three (3) months (“Extension Option One”) to a date which is the earlier of (1) September 1, 2007 and (2) the date specified in writing by Borrower which shall not be later than the date that is three (3) months from the Initial Maturity Date (such date in (1) or (2) is the “Option One Maturity Date”) or (y) for a term of four (4) months (“Extension Option Two”) to October 2, 2007 (each such date, the “Extended Maturity Date” and the period from the Initial Maturity Date through the Extended

Maturity Date is the “Extension Term”). Borrower may exercise Extension Option One, upon satisfaction of the following terms and conditions:”

3.             Conditions of Effectiveness. Notwithstanding any other provision of this Amendment, it is understood and agreed that this Amendment shall not become effective until the Lender shall have received duly executed counterparts of this Agreement executed by Lender and Borrower.

4.             Representations and Warranties. Borrower represents and warrants that, after giving effect to this Amendment, the representations and warranties contained in the Loan Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the execution, delivery and performance of this Amendment shall not cause or constitute any such Default or Event of Default.

5.             Reaffirmation of Guaranty. Each of Guarantor and Mezzanine Property Guarantor consents to the execution and delivery by Borrower of this Amendment and ratifies and confirms the terms of the Guaranty and the Mezzanine Property Guaranty, as applicable, with respect to the indebtedness now or hereafter outstanding under the Loan Agreement as amended hereby and all promissory notes issued thereunder. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of either the Guarantor or the Mezzanine Property Guarantor under the Guaranty or the Mezzanine Property Guaranty, as applicable.

6.             Effect of Amendment. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and are hereby in all respect ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement. All references to the “Loan Agreement” in any Loan Document shall mean the Loan Agreement as amended hereby.

7.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of’ the State of New York and all applicable federal laws of the United States of America.

8.             Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Lender with respect thereto.

9.             Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original

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and all of which, taken together, shall be deemed to constitute one and the same instrument. Each party may rely upon a facsimile signature of each other party hereto as if it were an original.

10.           Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

11.           Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

GMH COMMUNITIES, LP, a Delaware limited partnership

By:	GMH Communities GP Trust, a Delaware statutory trust, its general partner

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Rex e. Rudy
Name: Rex E. Rudy
Title: Managing Director

GUARANTOR:

SAVOY VILLAGE ASSOCIATES, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

CROYDEN AVENUE ASSOCIATES, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

MONKS ROAD ASSOCIATES, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

SOUTH CAROLINA ASSOCIATES, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

RENO ASSOCIATES, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

DENTON ASSOCIATES, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

LANKFORD DRIVE ASSOCIATES, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

GMH COMMUNITIES TRUST, a Maryland real estate investment trust

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

CLARIZZ BOULEVARD ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President0

LAKESIDE ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

URBANA ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

RED MILE ROAD ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

BURBANK DRIVE ASSOCIATES INTERMEDIATE III, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

COMMONS DRIVE ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

ABBOTT ROAD ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

CAMPUS VIEW DRIVE ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

ALEXANDER ROAD ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

BROWN ROAD ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

KELLER BOULEVARD ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

COLLEGE PARK INVESTMENTS LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

COLLEGE PARK MANAGEMENT, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

COLLEGE PARK MANAGEMENT TRS, INC.

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING INVESTMENTS, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

GMH COMMUNITIES TRS, INC.

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

GMH COMMUNITIES GP TRUST

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

GMH COMMUNITIES SERVICES, INC.

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

MEZZANINE PROPERTY GUARANTOR:

SAVOY VILLAGE ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

CROYDEN AVENUE ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

MONKS ROAD ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

SOUTH CAROLINA ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

RENO ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

DENTON ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President

LANKFORD DRIVE ASSOCIATES INTERMEDIATE, LLC

By:/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President